Securities, 424I - Securities, 424I: 1	Mar. 27, 2026 USD ($)
Securities, 424I Table
Security Class Title	Franklin Crypto Index ETF
Aggregate Sales Price	$ 10,465,204.00
Aggregate Redeemed or Repurchased, FY	1,221,580.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 9,243,624.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,276.54